Vanguard Wellington U.S. Growth Active ETF Investment Strategy - ETF Prospectus [Member] - Vanguard Wellington U.S. Growth Active ETF	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach, investing primarily in large- and mid-capitalization stocks of U.S. companies considered to have above-average earnings growth. Under normal circumstances, the Fund will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in U.S. securities. For the purposes of the 80% policy, a U.S. security is any security that is issued by a U.S. company.The Fund is considered nondiversified, as defined under the Investment Company Act of 1940, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with diversified funds.